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                                                                    Exhibit 10.7



                         FIRST FEDERAL BANCORPORATION
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                            1998 Stock Option Plan
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     1.  Purpose of the Plan.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.  Definitions.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Bank" shall mean First Federal Banking and Savings, FSB.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (except in the case of (1), (2), and (3) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (h) "Common Stock" shall mean the common stock of the Company.

     (i) "Company" shall mean First Federal Bancorporation.
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     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (m) "Effective Date" shall mean the date specified in Paragraph 12 hereof.

     (n) "Employee" shall mean any person who receives compensation, from the Company or an Affiliate, that is reportable to the Internal Revenue Service on Form W-2 (or a successor to that form).

     (o) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

     (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "stock option" within the meaning of Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t) "Option" means an ISO and/or a Non-ISO.

     (u) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (v) "Participant" shall mean any person who receives an Option pursuant to the Plan.

     (w) "Plan" shall mean this First Federal Bancorporation 1998 Stock Option Plan.

     (x) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (y) "Share" shall mean one share of Common Stock.

     (z) "Year of Service" shall mean a full twelve-month period, measured from the grant date of an Option and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.  Term of the Plan and Options.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 14 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.
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     (b) Term of Options.  The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.  Shares Subject to the Plan.

     Except as otherwise required under Paragraph 9, the aggregate number of Shares deliverable pursuant to Options shall not exceed 100,000 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Options should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

     5.  Administration of the Plan.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of at least two Non-Employee Directors appointed by the Board. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be
bound by the terms and restrictions of the Plan and of such Agreement.   The
terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.
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     6.  Grant of Options.

     (a) General Rule. The Committee shall have the discretion to make discretionary grants of Options to Employees and Directors (including members of the Committee), provided that the following Options shall automatically be granted on the Effective Date:



                                                  Percentage of Shares Reserved
         Optionee                                        Under the Plan
          --------                                       --------------

         Belford                                            30.02%
         Each non-employee Director                         10.07%
         Vorgert, Meissner, Sherwood, Jacobson, Nielson      3.02%
         Sutton, Kaiser, Funk, Kroeger, Frenzel              1.51%
         Lindgren, Collins, Sander, Roeder                   0.76%



     Options granted on the Effective Date shall have an Exercise Price equal to the Market Value per share on the Effective Date, shall have a term of ten years, and shall become exercisable in accordance with the general rule set forth in Paragraph 8 hereof.

     (b) Reload Grants. In any Agreement or in a formal or informal program, the Committee may establish terms and conditions under which an Option will be granted upon the exercise of an Option or stock option granted under another Company plan; provided that the Exercise Price for the new Option shall equal the Market Value of the underlying Shares on that date.

     7.  Exercise Price for Options.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  Exercise of Options.

     (a) Generally. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement granting an Option, each Option grant shall be vested and exercisable with respect to 50% of the Optioned Shares on the date of the grant, and shall become vested and exercisable with respect to the remaining 50% on the Optionee's completion of one Year of Service; provided that vesting otherwise scheduled to occur prior to stockholder approval of the Plan pursuant to Paragraph 12 hereof shall be deferred until the date of such approval. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by
(1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its
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executive offices. Common Stock utilized in full or partial payment of the
Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's death or disability, or such other event as the Board may specifically deem appropriate.

     9.  Change in Control; Effect of Changes in Common Stock Subject to the
Plan.

     (a) Change in Control. Upon the earlier of a Change in Control or the execution of an agreement to effect a Change in Control, all Options shall become fully exercisable, notwithstanding any other provision of the Plan or any Agreement.

     (b) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (f) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

     10.  Non-Transferability of Options.

     Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Paragraph. Options which are transferred pursuant to this Paragraph shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     11.  Time of Granting Options.

     The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Option, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  Effective Date.

     The Plan shall be effective November 24, 1998; provided that (i) the effectiveness of the Plan and any Option shall be absolutely contingent upon the Plan's approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, and (ii) no Options shall become exercisable prior to approval of the Plan by the stockholders of the Company.

     13.  Modification of Options.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

     14.  Amendment and Termination of the Plan.

     The Board may from time to time amend the terms of this Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate this Plan. No amendment, suspension or termination of this Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

     15.  Conditions Upon Issuance of Shares.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay an Optionee the in-the-money value of his Option in consideration for its cancellation, or all of these restrictions.

     16.  Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     17.  Withholding Tax.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     18.  No Employment or Other Rights.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Option or, having received an Option, the right to again be granted an Option. However, an Employee or Director who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

     19.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent that federal law shall be deemed to apply.